Pricing Supplement No. 9                      Rule 424(b)(2)

Dated:  March 3, 1999                    Registration No. 333-01737

(To Prospectus dated April 24, 1996, and Prospectus Supplement dated
July 2, 1996)

                                 WELLS FARGO & COMPANY
                            (formerly Norwest Corporation)

                              Medium-Term Notes, Series J

                                  Fixed Rate Notes

         Interest payable Sept 8, 1999 and March 8, 2000 and at Maturity


 Aggregate
 Principal       Proceeds     Date of  Maturity   Interest
  Amount        to Company     Issue     Date       Rate          Agent
------------   ------------  --------  --------   --------  -------------------

$500,000,000   $500,000,000  03/08/99  04/03/00    5.31%    Lehman Brothers
------------   ------------  --------  --------   --------  -------------------

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Other Terms:  CUSIP #94974BAC4
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